UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 19, 2008

Principal Life Insurance Company
(Exact name of registrant as specified in its charter)

Iowa (State or other jurisdiction of incorporation)	001-32109 (Commission File Number)	42-0127290 (IRS Employer Identification No.)

711 High Street, Des Moines, Iowa (Address of principal executive offices)	50392-0001 (Zip Code)
Registrant’s telephone number, including area code: (515) 247-1111
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File Nos. 333-147181 and 333-147181-01), as amended, of Principal Life Insurance Company and Principal Financial Group, Inc., filed with the Securities and Exchange Commission on November 6, 2007 and amended on November 20, 2007.
     (c) Exhibits

Exhibit 4.1	Omnibus Instrument, dated as of March 12, 2008, relating to Principal Life Income Fundings Trust 35.

Exhibit 4.2	Notes issued by the Trust, dated as of March 19, 2008.

Exhibit 5.1	Opinion of Michael D. Roughton, internal counsel for Principal Life Insurance Company.

Exhibit 5.2	Opinion of Sidley Austin LLP, counsel to Principal Life Insurance Company and Principal Financial Group, Inc.

Exhibit 8	Opinion of Sidley Austin LLP (re: tax matters).

Exhibit 10.1	Funding Agreement issued by Principal Life Insurance Company to the Trust, dated as of March 19, 2008.

Exhibit 10.2	Guarantee issued by Principal Financial Group, Inc., dated as of March 19, 2008.

Exhibit 23.1	Consent of Michael D. Roughton, internal counsel to Principal Life Insurance Company (included in Exhibit 5.1).

Exhibit 23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2).

Exhibit 23.3	Consent of Sidley Austin LLP (included in Exhibit 8).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCIPAL LIFE INSURANCE COMPANY (Registrant)
Date: March 19, 2008	By:	/s/ Christopher J. Henderson
		Name:	Christopher J. Henderson
		Title:	Vice President and Associate General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 4.1	Omnibus Instrument, dated as of March 12, 2008, relating to Principal Life Income Fundings Trust 35.

Exhibit 4.2	Notes issued by the Trust, dated as of March 19, 2008.

Exhibit 5.1	Opinion of Michael D. Roughton, internal counsel for Principal Life Insurance Company.

Exhibit 5.2	Opinion of Sidley Austin LLP, counsel to Principal Life Insurance Company and Principal Financial Group, Inc.

Exhibit 8	Opinion of Sidley Austin LLP (re: tax matters).

Exhibit 10.1	Funding Agreement issued by Principal Life Insurance Company to the Trust, dated as of March 19, 2008.

Exhibit 10.2	Guarantee issued by Principal Financial Group, Inc., dated as of March 19, 2008.

Exhibit 23.1	Consent of Michael D. Roughton, internal counsel to Principal Life Insurance Company (included in Exhibit 5.1).

Exhibit 23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2).

Exhibit 23.3	Consent of Sidley Austin LLP (included in Exhibit 8).

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